Joint Filing Statement

I, the undersigned, hereby express my agreement that the attached Schedule 13D (and any amendments thereto) relating to the beneficial ownership by the undersigned of the equity securities of Werewolf Therapeutics, Inc. is filed on behalf of each of the undersigned.

Date: December 29, 2025

MPM BioVentures 2014, L.P.

By:  MPM BioVentures 2014 GP LLC,

        its General Partner

By:  MPM BioVentures 2014 LLC,

        Its Managing Member

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM BioVentures 2014 (B), L.P.

By:  MPM BioVentures 2014 GP LLC,

        its General Partner

By:  MPM BioVentures 2014 LLC,

        Its Managing Member

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM Asset Management Investors BV 2014 LLC

By: MPM BioVentures 2014 LLC

       Its: Manager

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM BioVentures 2014 GP, LLC

By:  MPM BioVentures 2014 LLC,

        Its Managing Member

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM BioVentures 2014 LLC

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Director

MPM Asset Management LLC

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Member

MPM Oncology Innovations Fund LP

By:  MPM Oncology Innovations Fund GP LLC

        its General Partner

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Manager

MPM Oncology Innovations Fund GP LLC

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Manager

UBS Oncology Impact Fund, L.P.

By:  Oncology Impact Fund (Cayman) Management L.P.,

        its General Partner

By:  MPM BioImpact LLC,

        Its General Partner

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Partner

Oncology Impact Fund (Cayman) Management L.P.

By:  MPM BioImpact LLC,

        Its General Partner

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Partner

MPM BioImpact LLC

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke

Title:     Managing Partner

By:

/s/ Todd Foley

Name:   Todd Foley

By:

/s/ Luke Evnin

Name:   Luke Evnin

By:

/s/ Ansbert Gadicke

Name:   Ansbert Gadicke